UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2016

COMMUNITY FIRST, INC.

(Exact Name of Registrant as Specified in Charter)

Tennessee	0-49966	04-3687717
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 South James M. Campbell Blvd. Columbia, Tennessee	38401
(Address of Principal Executive Offices)	(Zip Code)

(931) 380-2265

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 29, 2016, Community First, Inc. (the “Company”) and its wholly-owned bank subsidiary Community First Bank & Trust (the “Bank”), entered into an Employment Agreement (each such agreement, an “Employment Agreement” and collectively, the “Employment Agreements”) with each of Louis E. Holloway, the Company’s and the Bank’s Chief Executive Officer, Jon Thompson, the Company’s and the Bank’s President and Chief Financial Officer, J. Elaine Chaffin, the Company’s and the Bank’s Chief Risk Manager and Senior Vice President and James A. Bratton, the Company’s and the Bank’s Chief Credit Officer and Senior Vice President. Each of Messrs. Holloway, Thompson and Bratton and Ms. Chaffin are referred to in this Current Report on Form 8-K as an “Executive” and are collectively referred to as the “Executives”.

Each Employment Agreement provides for an initial term of two years with automatic one-year renewal periods in the event that the Company or the Bank, on the one hand, or the Executive, on the other hand, fails to give written notice of an intent to terminate the Employment Agreement at least ninety (90) days prior to the end of the then current term. Pursuant to each Employment Agreement, the initial annual base salaries for each of Messrs. Holloway, Thompson and Bratton and Ms. Chaffin under his or her Employment Agreement will be $265,225, $165,000, $181,777 and $137,697, respectively. Each Executive will be entitled, under the Employment Agreements, to participate in such annual incentive plans and long-term equity incentive plans as each of the Company’s and the Bank’s boards of directors, or committees thereof, shall approve, and will be entitled to the perquisites and other benefits otherwise described in the Executive’s Employment Agreement.

In the event that an Executive is terminated by the Company or the Bank during the term of the Executive’s Employment Agreement without “cause” or voluntarily terminates his or her employment with the Company or the Bank for “good reason”, in each case as those terms are defined in the Executive’s Employment Agreement, he or she shall be entitled to receive a cash severance payment in the amount of one times the Executive’s then base salary, payable in equal installments for a period of twelve months following the Executive’s termination of employment with the Company and the Bank. In the event of such a termination of the Executive’s employment, the Company and the Bank will also be required to pay, or reimburse the Executive for, the cost of health care premiums under the Consolidated Omnibus Budget Reconciliation Act for up to twelve months following the Executive’s termination of employment with the Company and the Bank.

In the event that an Executive is terminated by the Company or the Bank during the term of the Executive’s Employment Agreement without “cause” or voluntarily terminates his or her employment with the Company or the Bank for “good reason”, in each case as those terms are defined in the Executive’s Employment Agreement, within twelve months following a “change in control” as that term is defined in the Executive’s Employment Agreement, then the Executive shall be entitled to receive, in lieu of any other payments under the Executive’s Employment Agreement, a lump sum payment in the amount of 1.5 times (or 2.0 times in the case of Mr. Holloway), the Executive’s then current base salary.

Pursuant to the Employment Agreement, each Executive has agreed that he or she will not compete with the Company or the Bank in certain geographic areas identified in the Executive’s Employment Agreement, or solicit certain customers or employees of the Company or the Bank, following the termination of his or her employment with the Company and the Bank for any reason for a period of twelve months following the Executive’s termination of employment.

The above description of an Executive’s Employment Agreement is a summary and does not purport to be a complete description of all of the terms of the Employment Agreement, and is qualified in its entirety by reference to the Executive’s Employment Agreement, filed herewith as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4, as applicable, and incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

As previously described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 28, 2016, on April 26, 2016, the Company entered into a Preferred Stock Conversion Agreement (the “Conversion Agreement”) that provided for the conversion of all of the issued and outstanding shares of the Company’s Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series A, having a liquidation preference of $650 per share (the “Series A Preferred Stock”), into shares of the Company’s Common Stock. Pursuant to the Conversion Agreement, each holder of shares of the Series A Preferred Stock, including the Company’s directors and executive officers that owned such shares, were to have each share of his or her Series A Preferred Stock converted into 136.84 shares of the Company’s common stock, no par value per share (the “Common Stock”) (the “Conversion Shares”), representing an effective conversion price for each share of Common Stock of $4.75. The total number of shares of Common Stock issued to any holder of the Series A Preferred Stock was to be rounded down to the nearest whole number. On June 30, 2016, the Company consummated the conversion transaction contemplated by the Conversion Agreement and issued 1,629,097 shares of Common Stock to the holders of the Series A Preferred Stock. The shares of Common Stock issued pursuant to the Conversion Agreement were issued in a private placement exempt from registration under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D promulgated under the Securities Act as the Company believes each holder of the Series A Preferred Stock is an “accredited investor” as that term is defined in Rule 501 of Regulation D, and the Company did not engage in general solicitation or advertising in connection with the offer and sale of the Conversion Shares.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) The information set forth in Item 1.01 is incorporated herein by reference.

Effective June 29, 2016, the Compensation Committee of the Board of Directors of the Company granted restricted shares of the Company’s Common Stock in the following amounts to Messrs. Holloway and Thompson and Ms. Chaffin pursuant to the terms of the Company’s 2016 Equity Incentive Plan:

Name	Title	Number of Restricted Shares
Louis E. Holloway	Chief Executive Officer	21,052
Jon Thompson	President and Chief Financial Officer	10,526
J. Elaine Chaffin	Chief Risk Officer and Senior Vice President	8,421

The forfeiture restrictions with respect to each of the restricted share awards described above lapse in pro rata increments annually on each of the first three anniversaries of the grant date for the award and shall lapse immediately upon the termination of the grantee’s employment with the Company which results from the grantee’s death or disability or, if earlier, upon a “change in control” of the Company, as that term is defined in the Company’s 2016 Equity Incentive Plan. If the grantee’s employment with the Company otherwise terminates prior to the lapsing of the forfeiture restrictions with respect to a portion of the award, those shares for which the forfeiture restrictions had not lapsed as of that date will be forfeited by the grantee. The grantee will be entitled to vote the restricted shares and receive any dividends paid on the restricted shares from the grant date.

The above description of the Restricted Share Award Agreement pursuant to which the restricted shares described above were issued is a summary and does not purport to be a complete description of all of the terms of the Restricted Share Award Agreement, and is qualified in its entirety by the Form of Restricted Share Award Agreement filed herewith as Exhibit 10.5 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

10.1	Employment Agreement dated as of June 29, 2016, by and between Community First, Inc., Community First Bank & Trust and Louis E. Holloway.

10.2	Employment Agreement dated as of June 29, 2016, by and between Community First, Inc., Community First Bank & Trust and Jon Thompson.

10.3	Employment Agreement dated as of June 29, 2016, by and between Community First, Inc., Community First Bank & Trust and J. Elaine Chaffin.

10.4	Employment Agreement dated as of June 29, 2016, by and between Community First, Inc., Community First Bank & Trust and James A. Bratton.

10.5	Form of Restricted Share Award Agreement for the Officers and Employees of Community First, Inc. and Community First Bank & Trust.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY FIRST, INC.

By:	/s/ Jon Thompson
Jon Thompson
President and Chief Financial Officer

Date: July 1, 2016

EXHIBIT INDEX

10.1	Employment Agreement dated as of June 29, 2016, by and between Community First, Inc., Community First Bank & Trust and Louis E. Holloway.

10.2	Employment Agreement dated as of June 29, 2016, by and between Community First, Inc., Community First Bank & Trust and Jon Thompson.

10.3	Employment Agreement dated as of June 29, 2016, by and between Community First, Inc., Community First Bank & Trust and J. Elaine Chaffin.

10.4	Employment Agreement dated as of June 29, 2016, by and between Community First, Inc., Community First Bank & Trust and James A. Bratton.

10.5	Form of Restricted Share Award Agreement for the Officers and Employees of Community First, Inc. and Community First Bank & Trust.